UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2005

Boykin Lodging Company

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio		44115
(Address of Principal Executive Offices)		(Zip Code)

(216) 430-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2	FINANCIAL INFORMATION

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 13, 2005, Boykin Lodging Company (the “Company”) sold its French Lick Springs Resort and Spa (“French Lick”) in French Lick, Indiana, for a price of $25.0 million to a subsidiary of the Cook Group Incorporated, an unrelated third party. Net proceeds from the sale of approximately $24.4 million will be available for general corporate purposes.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of French Lick Springs Resort and Spa in French Lick, Indiana, as well as the receipt of proceeds from the sale as described in this Current Report on Form 8-K.

The December 31, 2004 unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the disposition was effective December 31, 2004. The unaudited Pro Forma Condensed Consolidated Statements of Operations for each of the years in the three year period ended December 31, 2004 assume the sale was effective as of the beginning of the fiscal year ended December 31, 2002.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2004 Annual Report on Form 10-K.

THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2004
(unaudited, dollar amounts in thousands)

		Pro Forma
		Adjustments
	(a)	(b)
	Historical	French Lick	Pro Forma
Investment in hotel properties	$545,142	(24,976)	$520,166
Accumulated depreciation	(134,347)	9,033	(125,314)

Investment in hotel properties, net	410,795	(15,943)	394,852
Cash and cash equivalents	34,398	24,387 (c)	58,785
Restricted cash	11,272	—	11,272
Accounts receivable, net of allowance for doubtful accounts of $87	12,145	(473)	11,672
Receivables from lessee	10	—	10
Inventories	1,709	(364)	1,345
Deferred financing costs and other, net	2,014	—	2,014
Investment in unconsolidated joint ventures	1,093	—	1,093
Other assets	10,091	(984)	9,107

	$483,527	6,623	$490,150

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$1,446	—	$1,446
Term notes payable	193,539	—	193,539
Accounts payable and accrued expenses	36,707	(1,158)	35,549
Accounts payable to related party	1,063	8	1,071
Dividends/distributions payable	1,188	—	1,188
Minority interest in joint ventures	927	—	927
Minority interest in operating partnership	11,734	1,166 (d)	12,900
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of December 31, 2004 (liquidation preference of $45,250)	—	—	—
Common shares, without par value; 40,000,000 shares authorized; 17,450,314 outstanding as of December 31, 2004	—	—	—
Additional paid-in capital	358,688	—	358,688
Distributions and losses in excess of income	(119,757)	6,607 (d)	(113,150)
Unearned compensation – restricted shares	(2,008)	—	(2,008)

Total shareholders’ equity	236,923	6,607	243,530

	$483,527	6,623	$490,150

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	French Lick	Pro Forma
Revenues:
Hotel revenues
Rooms	$133,597	(3,891)	$129,706
Food and beverage	62,407	(3,456)	58,951
Other	14,414	(3,658)	10,756

Total hotel revenues	210,418	(11,005)	199,413
Lease revenue	2,045	—	2,045
Other operating revenue	184	—	184
Revenues from condominium development and unit sales	7,541	—	7,541

Total revenues	220,188	(11,005)	209,183

Expenses:
Hotel operating expenses
Rooms	33,772	(1,026)	32,746
Food and beverage	43,045	(2,693)	40,352
Other direct	8,181	(2,540)	5,641
Indirect	68,256	(4,195)	64,061
Management fees to related party	5,801	(347)	5,454
Management fees — other	59	—	59

Total hotel operating expenses	159,114	(10,801)	148,313
Property taxes, insurance and other	15,117	(498)	14,619
Cost of condominium development and unit sales	5,509	—	5,509
Real estate related depreciation and amortization	23,980	(1,022)	22,958
Corporate general and administrative	8,801	(14)	8,787

Total operating expenses	212,521	(12,335)	200,186

Operating income	7,667	1,330	8,997
Interest income	387	—	387
Other income	8	—	8
Interest expense	(13,629)	—	(13,629)
Amortization of deferred financing costs	(1,367)	—	(1,367)
Minority interest in earnings of joint ventures	(141)	—	(141)
Minority interest in loss of operating partnership	1,763	(200)	1,563
Equity in income of unconsolidated joint ventures	121	—	121

Loss from continuing operations	(5,191)	1,130	(4,061)

Loss from continuing operations per share:
Basic	$(0.30)		$(0.23)
Diluted	$(0.30)		$(0.23)

Weighted average number of common shares outstanding:
Basic	17,426		17,426
Diluted	17,553		17,553

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	French Lick	Pro Forma
Revenues:
Hotel revenues Rooms	$122,821	(4,050)	$118,771
Food and beverage	58,268	(3,477)	54,791
Other	11,314	(3,967)	7,347

Total hotel revenues	192,403	(11,494)	180,909
Lease revenue	1,958	—	1,958
Other operating revenue	120	—	120
Revenues from condominium development and unit sales	36,883	—	36,883

Total revenues	231,364	(11,494)	219,870

Expenses:
Hotel operating expenses Rooms	30,850	(1,081)	29,769
Food and beverage	40,877	(2,868)	38,009
Other direct	7,142	(2,629)	4,513
Indirect	61,672	(3,907)	57,765
Management fees to related party	4,339	(363)	3,976
Management fees – other	882	—	882

Total hotel operating expenses	145,762	(10,848)	134,914
Property taxes, insurance and other	14,530	(745)	13,785
Cost of condominium development and unit sales	24,645	—	24,645
Real estate related depreciation and amortization	26,048	(1,275)	24,773
Corporate general and administrative	8,138	(29)	8,109

Total operating expenses	219,123	(12,897)	206,226

Operating income	12,241	1,403	13,644
Interest income	602	—	602
Other income	39	(11)	28
Interest expense	(14,923)	—	(14,923)
Amortization of deferred financing costs	(1,906)	—	(1,906)
Minority interest in loss of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	1,858	(209)	1,649
Equity in loss of unconsolidated joint ventures	(133)	—	(133)

Loss from continuing operations	(2,355)	1,183	(1,172)

Loss from continuing operations per share:
Basic	$(0.14)		$(0.07)
Diluted	$(0.14)		$(0.07)

Weighted average number of common shares outstanding:
Basic	17,336		17,336
Diluted	17,470		17,470

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	French Lick	Pro Forma
Revenues:
Hotel revenues:
Rooms	$129,341	(4,845)	$124,496
Food and beverage	61,728	(3,924)	57,804
Other	11,632	(4,030)	7,602

Total hotel revenues	202,701	(12,799)	189,902
Lease revenue	1,885	—	1,885
Other operating revenue	279	—	279
Revenues from condominium development and unit sales	8,715	—	8,715

Total revenues	213,580	(12,799)	200,781
Expenses:
Hotel operating expenses:
Rooms	31,432	(1,223)	30,209
Food and beverage	42,984	(3,186)	39,798
Other direct	7,342	(2,800)	4,542
Indirect	57,912	(4,280)	53,632
Management fees to related party	3,741	(382)	3,359
Management fees – other	2,261	—	2,261

Total hotel operating expenses	145,672	(11,871)	133,801
Property taxes, insurance and other	12,921	(468)	12,453
Cost of condominium development and unit sales	6,474	—	6,474
Real estate related depreciation and amortization	23,340	(1,302)	22,038
Corporate general and administrative	6,404	—	6,404

Total operating expenses	194,811	(13,641)	181,170

Operating income	18,769	842	19,611
Interest income	126	—	126
Other income	80	—	80
Interest expense	(18,068)	—	(18,068)
Amortization of deferred financing costs	(2,105)	—	(2,105)
Minority interest in earnings of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	726	(128)	598
Equity in loss of unconsolidated joint ventures	(224)	—	(224)

Loss from continuing operations	(829)	714	(115)

Loss from continuing operations per share:
Basic	$(0.05)		$(0.01)
Diluted	$(0.05)		$(0.01)

Weighted average number of common shares outstanding:
Basic	17,248		17,248
Diluted	17,383		17,383

(a)	Historical data presented reflects amounts reported on Form 8-K filed on April 1, 2005.

(b)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with French Lick, as applicable, as well as to reflect the receipt of the sales proceeds.

(c)	The net proceeds from the sale were approximately $24.4 million and are available for general corporate purposes.

(d)	Reflects the estimated impact of the sale on minority interest and shareholders’ equity as if the sale took place on December 31, 2004. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sale.

(e)	Reflects the adjustment to Boykin’s historical financial statements to present them as if the disposition of French Lick had occurred on January 1, 2002. The gain or loss on the sale is not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that the actual gain on the sale, net of minority interest, will approximate $6.3 million.

     (c)     Exhibits.

     None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY

By:	/s/ Shereen P. Jones
--------------------------------------------------
Shereen P. Jones Executive Vice President, Chief Financial and Investment Officer

Date: April 14, 2005